EXHIBIT 99.1

04/18/2002   17:28    6265882113           ROOT BROCKWAY LAW             PAGE 01

  UNITED STATES DISTRICT COURT
  EASTERN DISTRICT OF NEW YORK                         INCORRECT S.S.#
  -----------------------------------                 *****AMENDED*****
  UNITED STATES OF AMERICA,                           JUDGMENT INCLUDING
                                                      SENTENCE

                   VS.                                NO: CR 00-920 (JG)
                                                      ---------------------
  JAMES LU
  ----------------------------------

  David Pjtofsky                       Gene Rudolph    David E. Brockway, Esq.
  --------------                       ------------    -----------------------
  Assistant United States Attorney    Court Reporter   Defendant's Attorney

   The defendant, James Lu    having pled guilty to a two count information
                  -----------
   accordingly, the defendant is ADJUDGED guilty of such Count(s), which involve the following offenses.

  TITLE AND SECTION               NATURE AND OFFENSE             COUNT NUMBERS
  -----------------               ------------------             -------------
  18USC 1956(h)     CONSPIRACY TO COMMIT MONEY LAUNDERING           ONE
  18USC 1952(a)(3)  INTESTATE TRAVEL WITH INTENT TO LAUNDER MONEY   TWO

           The defendant is sentenced as provided in pages 2 through 4 of the Judgment. The sentence is imposed pursuant to the Sentencing Reform Act of 1988.

    X  The defendant is advised of his/her right to appeal within ten (10) days.
   ---
       Open counts are dismissed on the motion of the United States.
   ---
    X  It is ordered that the defendant shall pay to the United States a special
   ----
       assessment of $200.00 which shall be due immediately.

     It is further ORDERED that the defendant shall notify the United States attorney for this District within 30 days of any change of residence or mailing address until all fines, restitution, costs and special assessments imposed by this Judgment are fully paid.
                                                    MARCH 8, 2002
                                          --------------------------------------
                                          Date of imposition of sentence
   Pending          7/10/47
   --------------------------------
   Defendant's USM#/Date of Birth

            xxx-xx-xxxx
   --------------------------------        /s/ John Gleeson
   Defendant's Soc. Sec. Number           --------------------------------------
                                           JOHN GLEESON U.S.D.J.
       xxxxxxxxxxxxxxxxxxx
   -------------------------------         4/4/02
       xxxxxxxxxxxxxxxxxxx                --------------------------------------
   -------------------------------        Date of signature
   Defendant's mailing address            A TRUE COPY ATTEST
                                            DEPUTY CLERK
                                          /s/ Vivien Klein

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04/18/2002   17:28    6265882113           ROOT BROKWAY LAW             PAGE 02

    DEFENDANT: JAMES LU                              JUDGMENT-PAGE 2 Of 4
    CASE NUMBER CR 00-920 (JG)
                                  IMPRISONMENT
                                  ------------

The defendant is hereby committed to the custody of the United States Bureau of Prisons to be imprisoned for a term of: ONE YEAR AND ONE DAY ON EACH OF COUNTS
                                        --------------------------------------
1 AND 2 TO RUN CONCURRENTLY.
----------------------------



   X    The defendant asks to be designated to a correctional facility as close
  -----
  as possible to Los Angeles, California, if consistent with the Bureau of Prison policy.

         The defendant is remanded to the custody of the United States Marshal.
  -----

         The defendant shall surrender to the United States Marshal for this
   ----
         District.

    X    The defendant shall surrender for service of sentence at the
   ----
         institution designated by the Bureau of Prisons.
   .
                   X    12:00 noon. 4/19/02
                  ---               ------------
                   X       As notified by the Untied States Marshal
                  ---
                           As notified by the Probation Office.
                  ---
                                     RETURN

  I have executed this Judgment as follows.

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

Defendant delivered on              to           at            with a certified
                       -------------  -----------   ----------
copy of this Judgment.

                                  ---------------------
                                  United States Marshal

                                  By
                                  ---------------------


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04/18/2002   17:28    6265882113           ROOT BROCKWAY LAW             PAGE 03

  DEFENDANT: JAMES LU                              JUDGMENT-PAGE 3 Of 4
  CASE NUMBER CR 00-920 (JG)

                             SUPERVISED RELEASE
                             ------------------

   Upon release from Imprisonment, the defendant shall be on supervised release for term of THREE (3) YEARS ON EACH COUNT TO RUN CONCURRENTLY.
                       -------------------------------------------------


   The defendant shall report to the probation office in the district to which the defendant is released within 72 hours of release from the custody of the Bureau of Prisons.

   While on supervised release, the defendant shall not commit another Federal, State, or Local crime and shall comply with the standard conditions that have been adopted by this Court (Seaforth on the following page).

   The defendant is prohibited from possessing a firearm.

   The defendant shall not illegally possess a controlled substance.

   If this Judgment imposes a restitution obligation, it shall be a condition of supervised release that the defendant pay any such restitution that remains unpaid at the commencement of the term of supervised release. The defendant shall comply with the following additional conditions:


                   The defendant shall pay any fines that remain unpaid at the
               ---
                   commencement of the term of supervised release


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04/18/2002   17:28    6265882113           ROOT BROCKWAY LAW             PAGE 04

DEFENDANT: JAMES LU                              JUDGMENT-PAGE 4 Of 4
CASE NUMBER CR 00-920 (JG)

                       STANDARD CONDITIONS OF SUPERVISION
                       ----------------------------------

While the defendant is on probation or supervised release pursuant to this Judgment.

1) The defendant shall not leave the judicial district without the permission of the court or probation officer.

2) The defendant shall report to the probation officer as directed by a court or probation officer and shall submit a truthful and complete written report within the first five days of each month;

3) The defendant shall answer truthfully all inquiries by the probation officer and follow the instructions of the probation officer;

4) The defendant shall support his or her dependents and meet other family responsibilities;

5) The defendant shall work regularly at a lawful occupation unless excused by the probation officer for schooling, training or other acceptable reasons:

6) The defendant shall notify the probation officer within 10 days prior to any change in residence or employment;

7) The defendant shall refrain from excessive use of alcohol and shall not purchase, possess, use, distribute, or administer any narcotic or other controlled substance or any paraphernalia related to such substances, except as prescribed by a Physician;

8) The defendant shall not frequent places where controlled substances are illegally sold, used, distributed, or administered;

9) The defendant shall not associate with any persons engaged in criminal activity and shall not associate with any person convicted of a felony unless granted permission to do so by the probation officer;

10) The defendant shall permit a probation officer to visit him or her at any time at home or elsewhere and shall permit confiscation of any contraband observed in plain view of the probation of1cer;

11) The defendant shall notify the probation officer within 72 hours of being arrested or questioned by a law enforcement officer,

12) The defendant shall not enter into any agreement to act as an informer or special agent of a law enforcement agency without the permission of the court;

13) As directed by the probation officer, the defendant shall notify third parties of risks that may be occasioned by the defendant's criminal record or personal history or characteristics, and shall permit the probation officer to make such notifications and to confirm the defendant's compliance with such notification requirement.


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04/18/2002   17:28    6265882113           ROOT BROCKWAY LAW             PAGE 05



   DEFENDANT: JAMES LU
   CASE NUMBER: CR 00-920 (JG)


                              STATEMENT OF REASONS

     X    The Court adopts the factual findings and guideline application in the
   ----
          pre-sentence report

          The Court makes the following findings regarding the guidelines
   ----
          calculations:

                            GUIDELINE RANGE DETERMINATION BY THE COURT

   Total Offense Level:         22
                                -----
   Criminal History Category:   I
                                -----
   Imprisonment Range:        41-51   Months
                           -----------------
   Supervise Relaase Range        2 - 3 YEARS
                                ----------------
   Fine Range:        $ 7,500.00    TO     $ 4,000,000.00
                      ----------           --------------
   Restitution Range: $    N/A      TO     $
                      ----------           --------------

                      DEPARTURES FROM THE GUIDELINES RANGE

          The sentence is within the guideline range, that range DOES NOT EXCEED
   ----
   24 months, and the court finds no reason to depart from the sentence called for by the application of the guidelines.

                                             OR

          The sentence is within the guideline range, that range EXCEEDS 24
   ----
   months, and the sentence is imposed for the following reasons:

    X     Upon motion of the government, as a result of defendant's substantial
   ----
   assistance.

             For the following specific reason(s):